UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021 (October 25, 2021)

Chemomab Therapeutics Ltd.

(Exact name of Registrant as Specified in Its Charter)

State of Israel	001-38807	81-3676773
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Kiryat Atidim, Building 7
Tel Aviv, Israel	6158002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972-77-331-0156

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing twenty (20) ordinary shares, no par value per share	CMMB	Nasdaq Capital Market

Ordinary shares, no par value per share	N/A	Nasdaq Capital Market*

* Not for trading; only in connection with the registration of American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Special General Meeting of Shareholders

On October 25, 2021, Chemomab Therapeutics Ltd. (the “Company”) held a special general meeting of its shareholders (the “Special Meeting”). There were 97,437,080 ordinary shares of the Company represented  by proxy at the Special Meeting, constituting approximately 42.74% of the outstanding ordinary shares on October 1, 2021, the record date for the Special Meeting.

The sole matter voted upon at the Special Meeting and the final results of such voting is set forth below:

Proposal: To approve the terms of employment of Dr. Dale Pfost, who was engaged as the Chief Executive Officer of the Company on September 1, 2021.

FOR	AGAINST	ABSTAIN
96,277,160	1,152,020	7,900

Additionally, out of the total votes cast, there were 97,133,900 votes cast by shareholders who indicated that they are not controlling shareholders and do not have a personal interest in the proposal and 303,180 votes cast by shareholders who indicated that they are controlling shareholders and have a personal interest in the proposal. Accordingly, the requisite majority required under the Israeli Companies Law, 5759-1999 was satisfied for this proposal.

The terms of compensation of Dr. Dale Pfost, which were approved under this proposal, is further described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 19, 2021.

Exhibit Index

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOMAB THERAPEUTICS LTD.

Date: October 26, 2021	By:	/s/ Sigal Fattal
Name: Sigal Fattal
Title: Chief Financial Officer